  EXHIBIT 10.41

**TWELFTH AMENDMENT TO LEASE**

This agreement (the "Twelfth Amendment") made as of the 11th day of November, 2020, between **Oral Roberts University**, an Oklahoma corporation ("Landlord") and **ENGlobal U.S., Inc.**, successor-by-merger to ENGlobal Engineering, Inc., a Texas Corporation ("Tenant").

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated January 27, 2005 as amended by a First Amendment to Lease dated April 7, 2005, a Second Amendment to Lease dated June 13, 2005, a Third Amendment to Lease dated December 28, 2005, a Fourth Amendment to Lease dated February 27, 2006, a Fifth Amendment to Lease dated July 26, 2006, a Sixth Amendment to Lease dated June 20, 2007, a Seventh Amendment to Lease dated November 12, 2010, an Eighth Amendment to Lease dated May 15, 2012, a Ninth Amendment to Lease dated August 22, 2017, a Tenth Amendment to Lease dated August 22, 2018, and an Eleventh Amendment to Lease dated September 25, 2019 (as so amended, the "Lease"); and

WHEREAS, Landlord and Tenant (the "parties") now desire to amend and modify the Lease in the following particulars;

NOW THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. The provisions of this Twelfth Amendment shall supersede any inconsistent provisions contained in the Lease, whether such inconsistent provisions are contained in the printed portion of the Lease or any addendum, rider or exhibit annexed thereto. All capitalized items not otherwise defined herein shall have the same meanings ascribed to them in the Lease.

2. **Lease Term**. The Lease Term is extended to and shall expire on December 31, 2022, unless sooner terminated or extended to a later day under any other term or provision of the Lease.

3. **Premises**. On or before December 31, 2020, Tenant shall vacate and surrender to Landlord the portion of the Premises consisting of 11,250 square feet of Net Rentable Area on the 36th floor of the building which has a street address of 2448 E. 81st Street, Tulsa, Oklahoma. As of January 1, 2021, the Premises shall consist of a total of 35,432 square feet of Net Rentable Area contained in suites 120, 3300, 3400 and 3500.

4. **Base Rental**. Effective January 1, 2021, Base Rental shall be $372,036.00 per annum ($31,003.00 per month).

5. **Parking**. Effective January 1, 2021, the number of parking spaces reserved for Tenant under paragraph 7 of the Lease Agreement shall be reduced by five.

6. **Broker**. The parties hereto agree that Commercial Oklahoma is Tenant's sole and exclusive representative ("Tenant's Broker"). Landlord agrees to pay a commission to Tenant's Broker of four percent (4%) of the increase in Net Base Rental to be paid to Landlord under this Twelfth Amendment. Tenant represents it neither consulted nor negotiated with any broker other than Tenant's Broker with regard to the Premises. Tenant agrees to indemnify, defend and save Landlord harmless from and against any claims for fees or commissions from anyone other than Tenant's Broker.

7. Except as herein expressly amended or modified the terms and conditions of the Lease are hereby ratified and confirmed and shall remain in full force and effect.

8. This Twelfth Amendment shall not constitute an agreement by Landlord or Tenant and shall not be binding upon Landlord or Tenant unless and until this Twelfth Amendment shall be executed by Landlord and Tenant.

9. This Twelfth Amendment may be changed only in writing, signed by both parties, and shall be binding upon and inure to the benefit of Landlord and Tenant, their respective heirs, successors and, as permitted, their assigns.

ENGLOBAL LEGAL November 11, 2020 APPROVED

**IN WITNESS WHEREOF,** Landlord and Tenant have executed this Twelfth Amendment to Lease as of the date first written above.

| **LANDLORD:** | **TENANT:** |
|---|---|
| **Oral Roberts University,** an Oklahoma corporation | **ENGlobal U.S., Inc.** a Texas corporation |
| By: [signature] | By: [signature] |
| Name: Tim A Philley | Name: William A. Coskey, P.E. |
| Title: C.O.O. | Tile: Chief Executive Officer |

ENGLOBAL LEGAL November 11, 2020 APPROVED